UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2018

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway, Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 932-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On October 19, 2018, Foresight Energy LP (“Foresight Energy”) and Natural Resource Partners L.P. (“NRP”) reached a settlement of the litigations regarding Foresight Energy’s Hillsboro Energy Deer Run Mine and Foresight Energy’s Macoupin Energy Shay Mine.   As part of the settlement, NRP’s subsidiary WPP LLC (“WPP”) will receive a payment of $25 million from Foresight Energy in consideration of disputed past due amounts.  In addition, Foresight Energy and NRP have agreed to amend the Coal Mining Lease and Sublease Agreement between Hillsboro Energy and WPP dated as of September 10, 2009 (as amended by Amendment No. 1 dated January 11, 2010, Amendment No. 2 dated October 4, 2010, Amendment No. 3 dated January 13, 2011, Amendment No. 4 dated February 2, 2012, and Amendment No. 5 dated August 21, 2012), (collectively, the “Hillsboro Lease”).  This amendment reduces the annual minimum royalty payments from $30 million to $11 million through 2033 and provides for a tonnage royalty of 6% of the gross selling price (as defined in the Hillsboro Lease) of coal mined and sold from the leased premises.  Foresight Energy, as parent of Hillsboro Energy, will also provide a guarantee to WPP of up to $50 million of the annual minimum royalty payments.  All claims will be dismissed in both the Hillsboro Energy and Macoupin Energy litigations.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Forward-Looking Statements

This Form 8-K contains, and oral statements made from time to time by our representatives may contain, “forward-looking” statements within the meaning of the federal securities laws. These statements include, without limitation statements regarding the operations at the Deer Run Mine and other statements that contain words such as “possible,” “intend,” “will,” “if” and “expect” and actual results can be impacted by numerous factors, including operation risks relating to the securities markets, the impact of adverse market conditions affecting business of Foresight Energy, adverse changes in laws including with respect to tax and regulatory matters and other risks. There can be no assurance that actual results will not differ from those expected by management of Foresight Energy. Known material factors that could cause actual results to differ from those in the forward-looking statements are described in Part I, “Item 1A. Risk Factors” of the Foresight Energy’s Annual Report on Form 10-K filed on March 7, 2018. Foresight Energy undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or which it becomes aware of, after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2018

FORESIGHT ENERGY LP

By: Foresight Energy GP LLC, its general partner

By:  /s/ Robert D. Moore

Robert D. Moore

Chairman of the Board, President and

Chief Executive Officer